Fees Summary	Aug. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,000,000.00
Previously Paid Amount	2,526.20
Total Fee Amount	2,755.80
Total Offset Amount	2,526.20
Net Fee	$ 229.60